United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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TORVEC, INC. (Name of Registrant as Specified in Its Charter) Keith E. Gleasman, President (Name of Person(s) Filing Proxy Statement)

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Torvec, Inc.
11 Pond View Drive
Pittsford, New York 14534

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 11, 2001

On Thursday, October 11, 2001, Torvec, Inc. will hold its annual meeting of shareholders at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450. The meeting will begin at 7:00 P.M. local time.

Only shareholders of record at the close of business on August 24, 2001 can vote at this meeting or any adjournment that may take place. At the meeting, we will:

o	elect directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;

o	ratify the appointment by the Board of Directors of Richard A. Eisner & Company, LLP as independent auditors of the company for its fiscal year ending December 31, 2001;

o	approve an increase in the number of shares we can issue under our Business Consultants Stock Plan from 400,000 to 700,000 shares;

o	transact any other business properly brought before the meeting or any adjournment that may take place.

You can find more information about each of these items, including the nominees for directors, in the attached Proxy Statement.

Our Board of Directors recommends that you vote in favor of each of the three proposals outlined in the Proxy Statement.

We cordially invite all shareholders to attend the annual meeting in person. However, whether or not you expect to attend the annual meeting in person, please mark, date, sign and return the enclosed Proxy Card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the annual meeting. If you send in your Proxy Card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Following the business portion of the meeting, we will also report on our business results and other matters of interest to shareholders.

By order of the Board of Directors

DATED: August 27, 2001	/s/ MORTON A. POLSTER Morton A. Polster, Secretary

Torvec, Inc.
11 Pond View Drive
Pittsford, New York 14534

PROXY STATEMENT

Date of Proxy Statement: August 24, 2001
Date of Mailing: August 27, 2001
Annual Meeting of Shareholders: October 11, 2001

Our Board of Directors is soliciting proxies for the 2001 annual meeting of shareholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Board set August 24, 2001 as the record date for the annual meeting. Shareholders of record who owned our common stock on that date are entitled to vote at and attend the annual meeting, with each share entitled to one vote. 22,896,848 shares of our $.01 par value common stock were outstanding on the record date.

Voting materials, which include this Proxy Statement, a Proxy Card and the 2000 Annual Report, will be mailed to shareholders on or about August 27, 2001.

We have summarized below important information with respect to the annual meeting.

Time and Place of the Annual Meeting

The annual meeting is being held on Thursday, October 11, 2001 at 7:00 P.M. local time at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450. All shareholders who own shares of our $.01 par value common stock as of August 24, 2001, the record date, may attend and vote at the annual meeting.

Purpose of the Proxy Statement and Proxy Card

You are receiving a Proxy Statement and Proxy Card from us because you own shares of our common stock on August 24, 2001, the record date. This Proxy Statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the Proxy Card, you appoint each of Keith E. Gleasman and Morton A. Polster as your representatives at the meeting. Keith E. Gleasman and Morton A. Polster will vote your shares at the meeting as you have instructed them on the Proxy Card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your Proxy Card in advance of the meeting just in case your plans change.

Proposals to be Voted on at This Year's Annual Meeting

You are being asked to vote on:

o	the election of directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;

o	the ratification of the appointment by the Board of Directors of Richard A. Eisner, LLP as independent auditors of the company for its fiscal year ending December 31, 2001.

o	the approval an increase in the number of shares we can issue under our Business Consultants Stock Plan from 400,000 to 700,000 shares.

The Board of Directors recommends a vote FOR each proposal.

Voting Procedure

You may vote by mail.

To vote by mail, please sign your Proxy Card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the Proxy Card, your shares will be voted as you instruct.

You may vote in person at the annual meeting.

We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a Proxy Card from your stockbroker in order to vote at the meeting. Holding shares in "street name" means your shares of stock are held in an account by your stockbroker, bank or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in "street name" and you wish to attend the annual meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the annual meeting.

You may change your mind after you have returned your Proxy Card.

If you change your mind after you return your Proxy Card, you may revoke your proxy at any time before the polls close at the annual meeting. You may do this by:

o	signing another Proxy Card with a later date; or

o	voting in person at the annual meeting; or

o	giving notice of revocation to us by writing Morton A. Polster, Esq., Secretary, Torvec, Inc., 56 Windsor Street, Rochester, New York 14605.

Multiple Proxy Cards

If you receive more than one Proxy Card, it means that you hold shares in more than one account. Please sign and return all Proxy Cards to ensure that all your shares are voted.

Quorum Requirement

Shares are counted as present at the annual meeting if the shareholder either:

o	is present and votes in person at the meeting, or

o	has properly submitted a Proxy Card.

33 1/3% of our outstanding shares as of the record date must be present at the annual meeting (either in person or by proxy) in order to hold the annual meeting and conduct business. This is called a "quorum".

Consequences of Not Returning Your Proxy Card; Broker Non-Votes

If your shares are held in your name, you must either return your Proxy Card or attend the annual meeting in person in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy yourself, your brokerage firm may either:

o	vote your shares on routine matters, or

o	leave your shares unvoted.

Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, brokers may vote such shares on behalf of their clients with respect to "routine" matters (such as the election of directors or the ratification of auditors), but not with respect to non-routine matters (such as a proposal submitted by a shareholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a Proxy Card for uninstructed shares that vote for routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a "broker non-vote".

Broker non-votes will be counted for the purpose determining the presence or absence of a quorum but will not be counted for the purpose of determining the number of votes cast.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the meeting.

Effect of Abstentions

Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum but are not counted as votes cast for purposes of determining the approval of any matters submitted to the shareholders for a vote.

Required Vote

Assuming a quorum is present at the annual meeting, the election of each nominee to be a director of the company will require a plurality of shares present in person or represented by proxy. The ratification of the independent auditors and the proposal to increase shares under the Business Consultants Stock Plan will require the affirmative vote of a majority of shares present in person or represented by proxy.

Vote Solicitation

The Board of Directors of Torvec, Inc. is soliciting your proxy to vote your shares at the annual meeting. In addition to this solicitation by mail, our directors, officers and any other employees of the company may contact you by telephone, internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy material. We have not retained the services of a proxy solicitor.

Voting

Votes cast by proxy or in person at the annual meeting will be tabulated by Board appointed inspectors of election. The inspectors of election will also determine whether there is a quorum at the annual meeting.

The shares represented by Proxy Cards received, properly marked, dated, signed and not revoked, will be voted at the annual meeting. If the Proxy Card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

With respect to the election of directors, ANY VALID PROXY RECEIVED WHICH IS EXECUTED BY THE SHAREHOLDER IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ALL NOMINEES OR ANY INDIVIDUAL NOMINEE SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES.

Where specified choices ( including abstentions) with respect to any given proposal are not indicated, THE SHARES REPRESENTED BY ALL VALID PROXIES RECEIVED WILL BE VOTED FOR APPROVAL OF THAT PROPOSAL.

We believe that the procedures to be used by the inspectors of election to count the votes are consistent with New York law and our Bylaws concerning the determination of a quorum and the voting of shares.

Publication of Voting Results

We will announce preliminary voting results at the meeting. We will publish the final results in our annual report on Form 10-KSB for the fiscal year ending December 31, 2001, which we will file with the Securities and Exchange Commission. You can get a copy by writing Torvec, Inc., 11 Pond View Drive, Pittsford, New York 14534, or by contacting the Securities and Exchange Commission at (800) 732-0330 for the location of its nearest public reference room, or through the Edgar System at www.sec.gov.

Other Business

We do not know of any business to be considered at the 2001 annual meeting other than the proposals described in this Proxy Statement. However, if any other business is properly presented at the annual meeting, your signed Proxy Card gives authority to Keith E. Gleasman and Morton A. Polster to vote on such matters at their discretion.

Proposals for 2002 Annual Meeting

Shareholders may present matters for consideration at our next annual meeting either by having the matter included in the company's own Proxy Statement and listed on its Proxy Card or by conducting his or her own proxy solicitation.

To have your proposal included in our Proxy Statement and listed on our Proxy Card for the 2002 annual meeting, you must submit your proposal to the company before April 26, 2002 in writing to Morton A. Polster, Esq., Secretary, Torvec, Inc., 56 Windsor Street, Rochester, New York 14605. You may submit a proposal only if you have continuously owned at least $2,000 worth or 1% in market value of the company's common stock for at least 1 year before you submit your proposal to the company, and you must continue to hold this level of security ownership in our company through the annual meeting of shareholders to be held in 2002.

If you decide to conduct you own proxy solicitation, you must provide the company with written notice of your intent to present your proposal at the 2002 annual meeting, and the written notice must be received by the company before July 5, 2002. If you submit a proposal for the 2002 annual meeting after July 5, 2002, management may or may not in its sole discretion, present the proposal at the annual meeting, and the proxies for the 2002 annual meeting will confer discretion on management proxy holders to vote against your proposal.

Annual Report on Form 10-KSB

Accompanying this Proxy Statement is a copy of our annual report (Form 10-KSB) for the fiscal year ending December 31, 2000 as filed with Securities and Exchange Commission.

PROPOSAL 1
ELECTION OF DIRECTORS

Under our Bylaws, our Board of Directors is elected annually to serve until the next annual meeting of shareholders and until the directors' successors are duly elected and shall qualify. Unless authority to vote for the election of directors is withheld or the Proxy Card is marked to the contrary, valid proxies received will be voted FOR the election of the seven nominees named below. All of the nominees are currently directors of the company. Herbert H. Dobbs, Keith E. Gleasman, Lee E. Sawyer, James A. Gleasman and Morton A. Polster were elected at the annual meeting of shareholders in 2000. Michael Martindale and Jacob H. Brooks were elected directors on August 1, 2001. While management has no reason to believe that any nominee will not be available as a candidate, should such a situation arise, the proxy may be voted for the election of other persons as directors.

The names of the nominees, their ages as of August 24, 2001, and certain other information about them are set forth below.

Nominee	Principal Occupation	Age	Served As Director Since

Herbert H. Dobbs
448 West Maryknoll Road
Rochester Hills, MI 48309
(1)

Keith E. Gleasman
11 Pond View Drive
Pittsford, NY 14534
(2)

Michael Martindale
11 Pond View Drive
Pittsford, NY 14534
(3)

Jacob H. Brooks
11 Pond View Drive
Pittsford, NY 14534
(4)

	Chairman of the Board of Directors President, Torvec, Inc.; Director Chief Executive Officer, Torvec, Inc.; Director Chief Operating Officer, Torvec, Inc; Director	70 54 57 59	02/20/98 09/26/96 08/1/01 08/1/01

Nominee	Principal Occupation	Age	Served As Director Since

Lee E. Sawyer
16 Williamsburg Lane
Rolling Hills, CA 90274
(5)

Morton A. Polster
c/o Eugene Stephens & Associates
56 Windsor Street
Rochester, NY 14605
(6)

James A. Gleasman
11 Pond View Drive
Pittsford, NY 14534
(7)

	Director Secretary, Torvec, Inc.; Director Consultant, Torvec, Inc.; Director	60 74 61	09/27/96 09/27/96 02/20/98

(1)

Dr. Dobbs has worked at every engineering level from design engineer to technical director of an Army Major Commodity Command at the two-star level. He has worked as a hands-on engineer and scientist in industry and government, commanded field units, managed Army R & D programs and laboratories and currently has his own practice as a consultant engineer. Dr. Dobbs holds a Ph.D. in Mechanical Engineering from the University of Michigan and is a registered professional engineer in Michigan. He holds several patents of his own and, among many affiliations, is a member of SAE, ASME, NSPE, AAAS, Sigma XI, AUSA, ADPA and the U.S. Army Science Board. The last named organization is a small group of senior technical and managerial people chosen from industry and academia to provide direct advice to the Secretary of the Army, the Chief of Staff, and the Department of the Army concerning issues of policy, budgets, doctrine, organization, training and technology. The company's annual report contains further information concerning Dr. Dobbs' background.

(2)

Co-Inventor with Vernon E. Gleasman on all Torvec patents, Mr. Gleasman's strengths include his extensive marketing and sales executive experience, in addition to his design and development knowledge. His particular expertise has been in the area of defining and demonstrating the products to persons within all levels of the automotive industry, educators and students. Mr. Gleasman has extensive technical and practical experience covering all aspects of the company's operations such as, promotion, engineering and manufacturing. The company's annual report contains further information concerning Mr. Gleasman's background.

(3)

Mr. Martindale is a seasoned executive, with an exceptional background in bringing new products to market and growing organizations. His track record includes helping bridge technology gaps across industries, including in particular automotive and electronic equipment, by applying best practices industry to industry. He has executive and managerial experience, with profit and loss and large budget responsibility, with particular strengths in nurturing and bringing new ideas to market.

During 2000-2001, Mr. Martindale was Chief Operating Officer of GenuOne, an innovative company in the brand protection industry, aimed at assisting companies to protect their products from counterfeiting, gray market diversion and violation of their intellectual property. Mr. Martindale managed the day-to-day operations of GenuOne and was responsible for sales, implementation support for GenuOne's technology and the management of technology partners in Israel and the U.S.

From 1998 to 2000, Mr. Martindale was Senior Vice President of Nextera Enterprises where he headed a team of operations professionals focused on supply chain management. The area focused on the total supply chain from raw materials to customer service, and included work for many of the primary suppliers to Detroit. The scope of his projects for client executives ranged from the development of operations strategy, to implementation of complex control systems needed to manage their companies.

From 1991 to 1998, Mr. Martindale was chief executive officer of SIGMA Consulting. Mr. Martindale was the co-founder and president of SIGMA Consulting prior to its acquisition in 1998 by Nextera. His duties at SIGMA included the general management of the company, and as the majority owner he had the responsibility of growing the company from nothing to $18M in 1998. In his role as leader of the firm, his focus was to deliver high quality management consulting to companies in the automotive, electronic and aerospace industries. The work included major projects at tier 1 automotive suppliers in the area of produce/process development, including direct interface with "big 3" platform teams. Other projects included the development of manufacturing for a major supplier to the heavy equipment market, including the design, justification and implementation of new technologies which allowed this company to grow five fold in a two year period. He led the team that designed and managed the implementation of a new plant for a manufacturer of air-bag material.

Mr. Martindale has BSEE and MSEE degrees from Swindon Technical College and MS Computer Engineering from Cheltenham Technical College in the United Kingdom. His MBA is from the University of Rochester, N.Y.

(4)

Mr. Brooks has over 30 years of industry and consulting experience, focused primarily in the manufacturing, and secondarily in the services sectors. He has spent the last 20+ years as a management consultant advising major corporations on their strategies and business process needs.

He has experience as a partner with the top tier management consulting firms of Booz, Allen and Hamilton and KPMG. More recently, Mr. Brooks worked for SIGMA Consulting until its acquisition by Nextera Enterprises. Prior to his consulting work, Mr. Brooks worked for Colgate Palmolive and Phillips Petroleum Company as a practicing engineer and manufacturing manager, and served as an officer in the US Air Force.

Mr. Brooks has developed strategies and supported major business process redesign initiatives for companies in several business process areas including the supply chain, product development, and planning/performance measurement/decision support. In the course of his career, he has:

o

worked in industry for Colgate-Palmolive as an industrial engineer, manufacturing engineer and plant manager and worked on special assignments for the CEO to do product line analysis and manufacturing strategy work. He also worked as a research engineer in the Plastics Division of Phillips Petroleum.

o

later led Booz, Allen's high tech practice in their Southwestern Region and was National Director for Manufacturing with KPMG. At Nextera he was the COO of Nextera Interactive, the company's technology consulting arm consisting of the combination of 5 different acquisitions.

Mr. Brooks received his MBA from Harvard Business School and BSIE degree from Oklahoma University. He has been a frequent speaker and participant in a variety of industry forums and executive education programs.

(5)

Over a 30-year career in the wholesale side of the automotive industry, Mr. Sawyer has worked for Ford in the technical training field and for Toyota in sales, marketing, motorsports and service. During the last sixteen years, he was part of the start-up teams that successfully launched Hyundai and Kia Motors America focusing on parts, service, quality assurance, fleet sales, public relations and consumer affairs policy, procedures and systems. Mr. Sawyer is a start-up specialist with operations, management, communications and problem solving skills. He holds a B.A. in Industrial Technology and attended USC School of Business-International Relations, Ford Marketing Institute, Toyota Management Training, American Management Association Training, Interpersonal skills training, and U.S. Coast Guard Leadership and Diesel Engine schools. The company's annual report contains further information concerning Mr. Sawyer's background.

(6)

Partner in the intellectual property law firm of Eugene Stephens & Associates. Formerly, General Patent Counsel and, thereafter, Secretary and Corporate Counsel for Gleason Corporation (1969 - 1989) and prior to that, Patent Counsel for Eastman Kodak Corporation (1960 -1969). While with Gleason Corporation, Mr. Polster represented Gleason when the latter purchased the Gleasman's Triple D, Inc., and exclusive rights to the Gleasman patents relating to the design and manufacture of the Torsen differential. He was part of the management team overseeing the operation of the Gleason Power Systems Division, which was created to manufacture and sell the Torsen differential. Also, he represented Gleason when the latter sold its Power Systems Division and its rights to the Torsen Differential to Diesel Kiki, Ltd. of Japan (now Zexel Corporation). While in private practice, since 1989, Mr. Polster represented Zexel Torsen, Inc., (subsidiary of Zexel Corp.), which was created to manage the manufacture and sale of Torsen differentials. Mr. Polster has been patent counsel to the Gleasmans since 1989 and patent counsel to the company from its inception. He is in charge of the preparation and execution of the company's U.S. and international patent protection. The company's annual report contains further information concerning Mr. Polster's background.

(7)

Mr. Gleasman is a life-long entrepreneur who is co-inventor of the Gleasman GSD-10 steer drive. He was a joint-venture partner with Clayton Brokerage Co. of St. Louis, MO, and established manufacturing of the Torsen® Differential in Argentina, Brazil, and other countries. The company's annual report contains further information concerning Mr. Gleasman's background.

Relationships; Agreements

Keith E. and James A. Gleasman are brothers. There are no other family relationships among any of the directors or executive officers of the company. There are no agreements or arrangements for the nomination or the appointment of any persons to the Board of Directors.

Meetings and Committees of the Board of Directors

The Board of Directors of the company met five times during the fiscal year from January 1, 2000 through December 31, 2000. For the 2000 fiscal year, each incumbent director attended, either in person or by telephonic conference as permitted by the company's Bylaws, 100% of the total number of meetings held during the period for which he was a director and 100% of the total number of meetings of the committees of the Board on which he served during the period for which he was a member of such committee(s). The Board has an Audit Committee. The Board does not have a standing Compensation Committee or a standing Nominating Committee, the Board acting as a committee of the whole serving as the Compensation and Nominating Committees.

The Audit Committee of the Board of Directors met two times in fiscal year 2000. During fiscal year 2000, the Audit Committee was composed of three directors, namely Herbert H. Dobbs, Lee E. Sawyer and Morton A. Polster.

The company's Board of Directors has adopted an Audit Committee Charter delineating the composition and the responsibilities of the Audit Committee. The Charter became effective on April 17, 2000 and is attached as Appendix A to this Proxy Statement.

The functions of the Audit Committee are to recommend the engagement of the independent auditors to the Board of Directors, to assess all relationships between the company and the independent auditors to determine their impact upon auditor independence, to monitor the effectiveness of the audit effort, and to monitor our financial and accounting organization and our system of internal accounting controls.

All members of the Audit Committee are "independent" as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers, Inc. listing standards.

Director Compensation

Directors of the company who are not officers of the company may be compensated for attendance at meetings and for other agreed upon consulting services rendered to the company. During fiscal 2000, Keith E. Gleasman and James A. Gleasman were compensated in accordance with their consulting agreements, as more fully described on page 22 of this Proxy Statement.

Directors who are officers receive no additional compensation for serving on the Board of Directors.

Directors who are executive officers, key employees, advisors or consultants to the company are eligible to participate in the 1998 Stock Option Plan. No options were granted to any eligible director under the plan during fiscal 2000. The 1998 Stock Option Plan is discussed on page 28 of this Proxy Statement.

Each nominee must be elected by the affirmative vote of a plurality of the shares of common stock of the company present in person or by proxy and entitled to vote at the annual meeting.

Recommendation of the Board:

THE BOARD RECOMMENDS A VOTE FOR

THE ELECTION OF ALL NOMINEES NAMED ABOVE

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended, and the Board has approved, the appointment of Richard A. Eisner & Company, LLP as our independent auditors for our fiscal year ended December 31, 2001.

A representative of Richard A. Eisner & Company, LLP is expected to be present at the annual meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit Fees

The company was billed an aggregate $47,200 for professional services rendered by Richard A. Eisner & Company, LLP for the audit of the company's annual financial statements for the fiscal year ended December 31, 2000 (including $12,500 for the audit of Ice Surface Development, Inc.) and for the review of the company's financial statements included in the company's quarterly reports (Form 10-QSB) filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2000.

Financial Information Systems Design and Implementation Fees

The company was not billed for any professional services rendered by Richard A. Eisner & Company, LLP regarding the design of the company's financial information systems or the implementation thereof for the fiscal year ended December 31, 2000.

All Other Fees

The company was billed $29,900 for non-audit professional services rendered by Richard A. Eisner & Company, LLP for the fiscal year ended December 31, 2000.

The Audit Committee has considered whether the provision of non-audit services by Richard A. Eisner & Company, LLP during the fiscal year ended December 31, 2000 is compatible with maintaining Richard A. Eisner & Company, LLP's independence.

This proposal requires the affirmative vote of a majority of the shares of common stock of the company present in person or by proxy and entitled to vote at the annual meeting.

Recommendation of the Board:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2

PROPOSAL 3

APPROVAL OF ADDITIONAL SHARES UNDER
OUR BUSINESS CONSULTANTS STOCK PLAN

On June 2, 1999, the company created a Business Consultants Stock Plan and reserved 200,000 shares of the company's $.01 par value common stock to be issued from time to time to business consultants and advisors who provide bona fide services to the company, provided that such services are not in connection with the offer or sale of securities of the company in a capital raising transaction and do not directly or indirectly promote or maintain a market for the company's securities. Such services include ongoing legal and internal accounting fees, ongoing litigation expenses, patent expenses and promotional expenses.

The company registered the 200,000 shares reserved for issuance under the Business Consultants Stock Plan under the Securities Act of 1933, and the Registration Statement became effective on June 11, 1999. By virtue of such registration, business consultants, who are not affiliates of the company, may immediately sell such shares in open market transactions without securities law restrictions.

On September 12, 2000, the Board of Directors authorized a 200,000 share increase in the number of shares issuable under the plan. The company filed Form S-8, Registration Statement with the Securities and Exchange Commission which became effective on October 5, 2000 to register the additional 200,000 shares.

For the fiscal year ending December 31, 1999, the company issued 45,351 shares of common stock under the Business Consultants Stock Plan.

For the fiscal year ending December 31, 2000, the company issued 196,259 shares of common stock under the Business Consultants Stock Plan.

In fiscal year 2001 through August 24, 2001, the company has issued 118,119 shares under the Business Consultants Stock Plan.

As of August 24, 2001, there remain 40,271 common shares to be issued for services rendered under the plan. Management believes that the plan has allowed the company to engage unrelated service providers to provide necessary services to the company, especially during periods of limited cash flows. The issuance of shares under the plan has strengthened the company's balance sheet by reducing, and in some cases eliminating, current liabilities. Our independent auditors have referred to the availability of shares under the plan as one of the grounds for rendering an unqualified opinion on our December 31, 2000 audited financial statements.

Management believes that the number of shares issuable under the plan should be increased from 400,000 to 700,000 so that the company can continue to obtain professional and similar services it needs until such time as operating revenues will enable the company to pay all vendors in cash.

Approval of this proposal will not result in any dilution of your common share ownership of our company. However, if the proposal is approved, any actual issuance of shares for services will result in dilution to the extent of the additional shares issued.

If the proposal is approved, the company will register the additional shares under the plan with the Securities and Exchange Commission.

This proposal requires the affirmative vote of a majority of the shares of common stock of the company present in person or by proxy and entitled to vote at the annual meeting.

Recommendation of the Board:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of August 24, 2001 by:

o	each person who is known by us to beneficially own more than 5% of our common stock;

o	each of our directors;

o	each of our named executive officers; and

o	all of our directors and executive officers as a group.

The number and percentage of shares beneficially owned are based on 22,896,848 shares of common stock outstanding as of August 24, 2001. Beneficial ownership is determined under rules promulgated by the Securities and Exchange Commission. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of August 24, 2001 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of calculating the number of shares beneficially owned and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of calculating the percentage ownership of any other person. Except as indicated in the footnotes to this table, these persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Owned
Vernon E. Gleasman 11 Pond View Drive Pittsford, NY 14534	5,523,161(1)	24.10%
(1)

Includes 1,744,066 shares attributable to ownership by Mrs. Margaret Gleasman. Includes 25,000 shares which may be purchased through the exercise of a ten year option granted on December 1, 1997, exercisable at $5.00 per share. In December, 1997, Mr. Gleasman entered into option agreements pursuant to which related parties have the right to purchase 2,000,000 shares of the company's common stock from him at an exercise price of $5.00 per share.

Name and Address of Beneficial Owner	Position	Number of Shares Owned	Percent of Shares Owned

Herbert H. Dobbs
448 West Maryknoll Road
Rochester Hills, MI 48309

Keith E. Gleasman
11 Pond View Drive
Pittsford, NY 14534

Michael Martindale
11 Pond View Drive
Pittsford, NY 14534

Jacob H. Brooks
11 Pond View Drive
Pittsford, NY 14534

Lee E. Sawyer
16 Williamsburg Lane
Rolling Hills, CA 90274

Morton A. Polster
c/o Eugene Stephens &
Associates
56 Windsor Street
Rochester, NY 14605

James A. Gleasman
11 Pond View Drive
Pittsford, NY 14534

Samuel M. Bronsky
6653 Main Street
Williamsville, NY 14221

All Executive Officers
and Directors as a Group

(8 persons)

Chairman of the Board
of Directors

President, Torvec, Inc.;
Director

Chief Executive Officer
Torvec, Inc.; Director

Chief Operating Officer,
Torvec, Inc; Director

Director

Secretary, Torvec, Inc.;
Director

Consultant, Torvec, Inc.;
Director

Chief Financial and
Accounting Officer

		422,000(1) 5,426,229(2) 392,261(3) 180,000(4) 429,000(5) 339,574(6) 5,335,760(7) 11,451 12,536,275(8)	1.83% 23.67% 1.07% Less than 1% 1.86% 1.48% 23.28% Less than 1% 53.10%

(1)

Includes 80,000 shares which may be purchased through the exercise of a ten year option granted on January 1, 1998, exercisable at $5.00 per share. In May, 1998, Dr. Dobbs entered into option agreements pursuant to which related parties have the right to purchase 360,000 shares of the company's common stock from him at an exercise price of $5.00 per share.

(2)

Includes 25,000 shares which may be purchased through the exercise of a ten year option granted on December 1, 1997, exercisable at $5.00 per share. In December, 1997, Mr. Gleasman entered into option agreements pursuant to which related parties have the right to purchase 300,000 shares of the company's common stock from him at an exercise price of $5.00 per share.

(3)	Includes 180,000 shares which may be purchased through the exercise of a ten year option granted on August 1, 2001, exercisable at $5.00 per share.

(4)	Includes 180,000 shares which may be purchased through the exercise of a ten year option granted on August 1, 2001, exercisable at $5.00 per share.

(5)	Includes 144,000 shares which may be purchased through the exercise of a ten year option granted on January 1, 1998, exercisable at $5.00 per share.

(6)	Includes 80,000 shares which may be purchased through the exercise of a ten year option granted on January 1, 1998, exercisable at $5.00 per share.

(7)

Includes 25,000 shares which may be purchased through the exercise of a ten year option granted on December 1, 1997, exercisable at $5.00 per share. In November, December 1997, Mr. Gleasman entered into option agreements pursuant to which related parties have the right to purchase 364,000 shares of the company's common stock from him at an exercise price of $5.00 per share.

(8)	Includes an aggregate 714,000 shares which may be purchased through the exercise of ten year options all of which are exercisable at $5.00 per share. 21

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, our executive officers and persons who own more than 10% of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership of our common stock (Forms 4 and 5) with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish us with copies of all section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received or written representations from such persons that no reports were required, we believe that during our fiscal year ended December 31, 2000 all such persons complied with all applicable filing requirements.

EXECUTIVE COMPENSATION

The following table shows the compensation earned by our president, each of the four other most highly compensated individuals who served as an executive officer for the fiscal year ended December 31, 2000 and the compensation received by each of these people for the two preceding years.

SUMMARY COMPENSATION TABLE
Annual Compensation
(a) Name and Principal Position	(b) Year	(c) Salary	(d)(1)(2)(3)(4) Consultants Fee	(e) Other Annual Compensation
Keith E. Gleasman President	2000 1999 1998	$ - $ - $ -	$ 75,000 $ 66,000 $120,000	$ - $ - $ -

James E. Gleasman Consultant, Director	2000 1999 1998	$ - $ - $ -	$ 60,000 $ 35,000 $117,000	$ - $ - $ -

Vernon E. Gleasman Consultant	2000 1999 1998	$ - $ - $ -	$ 71,000 $ 60,000 $115,000	$ - $ - $ -

Morton A. Polster Secretary, Director	2000 1999 1998	$ - $ - $ -	$ - $ - $ -	$ - $ - $ -

Samuel M. Bronsky Chief Financial and Accounting Officer	2000 1999 1998	$ - $ - $ -	$ - $ - $ -	$ - $ - $ -

	Long Term Compensation Awards			Payouts

Name and Principal Position	Year	(f) Restricted Stock Awards	(g)(5) Options SARs (#)	(h) LTIP Payouts	(i)(6)(7) All Other Compensation

Keith E. Gleasman President	2000 1999 1998	- - -	- - -	- - -	- - -

James E. Gleasman Consultant, Director	2000 1999 1998	- - -	- - -	- - -	- - -

Vernon E. Gleasman Consultant	2000 1999 1998	- - -	- - -		- - -

Morton A. Polster Secretary, Director	2000 1999 1998	- - -	- - 100,000	- - -	2,882 5,901 -

Samuel M. Bronsky Chief Financial and Accounting Officer	2000 1999 1998	- - -	- - -	- -	11,989 - 1,000

Notes:
(1)

On December 1, 1997, the company entered into a 3 year consulting agreement with Keith E. Gleasman, under which he is obligated to devote substantially all of his business and professional time to the company in the capacity of President of and consultant to the company. Under the agreement, Mr. Gleasman is entitled to receive an annual consulting fee of $150,000 and was granted an option to purchase 25,000 shares of the company's common stock pursuant to the company's 1998 Stock Option Plan. The company accrued a total of $201,000 under the consulting agreement though December 31, 2000, of which $75,000 was accrued in fiscal 2000. The consulting agreement was extended as of December 1, 2000 for an additional 3 years.

(2)

On December 1, 1997, the company entered into a 3 year consulting agreement with James A. Gleasman, under which he is obligated to devote substantially all of his business and professional time to the company as a consultant to the company. Under the agreement, Mr. Gleasman is entitled to receive an annual consulting fee of $150,000 and was granted an option to purchase 25,000 shares of the company's common stock pursuant to the company's 1998 Stock Option Plan. The company accrued a total of $250,000 under the consulting agreement through December 31, 2000, of which $90,000 was accrued in fiscal 2000. The consulting agreement was extended as of December 1, 2000 for an additional 3 years.

(3)

On December 1, 1997, the company entered into a 3 year consulting agreement with Vernon E. Gleasman, under which he is obligated to devote substantially all of his business and professional time to the company as a consultant to the company. Under the agreement, Mr. Gleasman is entitled to receive an annual consulting fee of $150,000 and was granted an option to purchase 25,000 shares of the company's common stock pursuant to the company's 1998 Stock Option Plan. The company accrued a total of $214,000 under the consulting agreement through December 31, 2000, of which $79,000 was accrued in fiscal year 2000. The consulting agreement was extended as of December 1, 2000 for an additional 3 years.

(4)

Each of the consulting agreements contain customary covenants prohibiting the consultant from disclosure of confidential information regarding the company, its inventions and its products, and provisions confirming that all inventions conceived, made or developed by the consultant and relating to the business of the company constitutes the sole property of the company. Each of the consulting agreements contains covenants restricting the consultant from engaging in any activities competitive with the business of the company during the terms of such agreements and for a period of two years after termination. Each of the consulting agreements also contain a provision that the benefits provided thereunder continue even if the consultant were to become unable to perform services for the company during its term.

(5)	100,000 stock options were granted to Morton A. Polster on January 1, 1998, exercisable at $5.00 per share for secretarial, legal and patent services rendered to the company.

(6)	Number of shares issued to Mr. Polster under the company's Business Consultants Stock Plan for patent services.

(7)	Number of shares issued to Mr. Bronsky under the company's Business Consultants Stock Plan for internal accounting services.

Management Reorganization

On August 1, 2001, the company appointed Michael Martindale as Chief Executive Officer and Jacob H. Brooks as Chief Operating Officer of the company. On the same date, the company entered into employment agreements with Mr. Martindale and Mr. Brooks, the salient features of which are as follows:

Michael Martindale

The company has entered into a three year employment agreement with Michael Martindale, effective August 1, 2001 to July 31, 2004, under which he is obligated to devote substantially all of his business and professional time to the company in the capacity of chief executive officer. Under the agreement Mr. Martindale is entitled to receive a base salary of $100,000 during the balance of 2001, $260,000 base salary in 2002, $280,000 base salary in 2003 and $175,000 in base salary until July 31, 2004. Annual bonuses of $60,000 for 2001, $120,000 for 2002, $180,000 for 2003 and $140,000 through July 31, 2004 are to be paid quarterly on the condition that the company achieves agreed-upon business objectives established by the Board of Directors. Mr. Martindale is also entitled to certain employee benefits normally associated with employment, such as vacation, health and disability insurance and was granted an option to purchase 180,000 shares of the company's common stock pursuant to the company's 1998 Stock Option Plan. The employment agreement may be terminated by the employee upon ninety day's notice or by the company upon payment of a severance equal to the lesser of twelve month's base salary or the base salary for the balance of the employment agreement's term. The agreement provides that the company, in its discretion, may fulfill its obligations to Mr. Martindale in cash or in stock at such times as the Board of Directors shall determine.

Jacob H. Brooks

The company has entered into a three year employment agreement with Jacob H. Brooks effective August 1, 2001 to July 31, 2004, under which he is obligated to devote substantially all of his business and professional time to the company in the capacity of chief operating officer. Under the agreement Mr. Brooks is entitled to receive a base salary of $100,000 during the balance of 2001, $260,000 base salary in 2002, $280,000 base salary in 2003 and $175,000 in base salary until July 31, 2004. Annual bonuses of $60,000 for 2001, $120,000 for 2002, $180,000 for 2003 and $140,000 through July 31, 2004 are to be paid quarterly on the condition that the company achieves agreed-upon business objectives established by the Board of Directors. Mr. Brooks is also entitled to certain employee benefits normally associated with employment, such as vacation, health and disability insurance and was granted an option to purchase 180,000 shares of the company's common stock pursuant to the company's 1998 Stock Option Plan. The employment agreement may be terminated by the employee upon ninety day's notice or by the company upon payment of a severance equal to the lesser of twelve month's base salary or the base salary for the balance of the employment agreement's term. The agreement provides that the company, in its discretion, may fulfill its obligations to Mr. Brooks in cash or in stock at such times as the Board of Directors shall determine.

Each of the employment agreements contain customary covenants prohibiting the employee from disclosure of confidential information regarding the company, its inventions and its products, and provisions confirming that all inventions conceived, made or developed by the employee and relating to the business of the company constitutes the sole property of the company. Each of the employment agreements contains covenants restricting the employee from engaging in any activities competitive with the business of the company during the terms of such agreements and for a period of two years after termination.

On the same date, the company terminated previously executed employment agreements with Dr. Dobbs, Mr. Sawyer and Mr. Polster which were contingent upon the company's completion of an initial public offering. The stock options granted to Dr. Dobbs, Mr. Sawyer, and Mr. Polster are continued in effect in accordance with their terms.

Conversion of Consultant Fees to Common Stock

As stated above, as of December 31, 2000, the company had accrued, in the aggregate, $201,000, $214,000 and $250,000 for payment to Keith E. Gleasman, Vernon E. Gleasman and James A. Gleasman, respectively, under their consulting agreements. Effective December 1, 2000, the consulting agreements were modified to authorize the Board of Directors, in its sole discretion, to pay accrued and future Gleasman consulting fees in cash or the capital stock of the company, or a combination of both, at such times as the Board deems appropriate.

On March 26, 2001, the Board elected to pay the amounts of accrued consulting fees owed to the Gleasmans as of December 31, 2000 in common stock rather than cash. It therefore authorized the issuance of 38,286, 40,762 and 47,619 common shares to Keith E. Gleasman, Vernon E. Gleasman and James A. Gleasman, respectively in lieu of payment of such accrued fees in cash. The conversion price was $5.25 per share. On March 26, 2001, the closing price for the company's common stock on the OTC Electronic Bulletin Board was $5.00 per share.

Option/SAR Grants in Last Fiscal Year

The following table sets forth certain information for the named executive officers as well as the company's consultants with respect to the grant of options to purchase common stock during the fiscal year ended December 31, 2000.

Name	Shares Underlying Options Granted	% of Options Granted to Employees	Exercise Price	Expiration Date

Keith E. Gleasman James A. Gleasman Vernon E. Gleasman Morton A. Polster Samuel M. Bronsky	0 0 0 0 0	0% 0% 0% 0% 0%	0 0 0 0 0	0 0 0 0 0

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information for the named executive officers as well as the company's consultants with respect to the exercise of options to purchase common stock during the fiscal year ended December 31, 2000 and the number and value of securities underlying unexercised options held by the Named Executive Officers as well as the company's consultants as of such date.

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at December 31, 2000 Exercisable Unexercisable		Value of Unexercised In-the-Money Options at December 31, 2000(1) Exercisable Unexercisable

Keith E. Gleasman James A. Gleasman Vernon E. Gleasman Morton A. Polster Samuel M . Bronksy	0 0 0 0 0	0 0 0 0 0	20,000 20,000 20,000 60,000 0	5,000 5,000 5,000 40,000 0	$ 0 $ 0 $ 0 $ 0 $ 0	$ 0 $ 0 $ 0 $ 0 $ 0

(1)     The closing price of the company's common stock on December 29, 2000 (the last trading day of the year) was $4.125 per share. Since the per share exercise price is $5.00 under the option agreements, none of the options were "in-the-money" as of that date.

Year 2000 Options

No options were granted in the fiscal year ended December 31, 2000 under the company's 1998 Stock Option Plan.

1998 Stock Option Plan

On December 1, 1997, the company's Board of Directors adopted the company's 1998 Stock Option Plan pursuant to which officers, directors, key employees and/or consultants of the company may be granted incentive stock options and/or non-qualified stock options to purchase up to an aggregate of 2,000,000 shares of the company's common stock. On May 27, 1998, the company's shareholders approved the 1998 Stock Option Plan. On December 17, 1998, the company registered the shares reserved for issuance under the 1998 Stock Option Plan under the Securities Act of 1933.

With respect to incentive stock options, the plan provides that the exercise price of each such option must be at least equal to 100% of the fair market value of the common stock on the date that such option is granted (110% of fair market value in the case of shareholders who, at the time the option is granted, own more than 10% of the total outstanding common stock), and requires that all such options have an expiration date not later than the date which is one day before the tenth anniversary of the date of the grant of such options (or the fifth anniversary of the date of grant in the case of 10% shareholders). However, in the event that the option holder ceases to be an employee of the company, such option holder's incentive options immediately terminate. Pursuant to the provisions of the plan, the aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any one calendar year cannot exceed $100,000.

With respect to non-qualified stock options, the plan permits the exercise price to be less than the fair market value of the common stock on the date the option is granted and permits Board discretion with respect to the establishment of the terms of such options. Unless the Board otherwise determines, in the event that the option holder ceases to be an employee of the company, such option holder's non-qualified options immediately terminate.

The company's Board of Directors granted stock options under the 1998 Stock Option Plan to Herbert H. Dobbs, Lee E. Sawyer and Morton A. Polster entitling them to purchase an aggregate of 380,000 shares of common stock, all of which provide for an exercise price of $5.00 per share, are exercisable on a cumulative basis at the rate of 20% per year beginning on January 1, 1998 and provide that the right to exercise the option in accordance with its terms shall survive each person's termination of employment. Each option expires on December 31, 2007. The Board of

Directors granted stock options under the 1998 Stock Option Plan to Vernon E. Gleasman, Keith E. Gleasman and James A. Gleasman entitling them to purchase an aggregate of 75,000 shares of common stock, all of which provide for an exercise price of $5.00 per share, are exercisable on a cumulative basis at the rate of 20% per year beginning on December 1, 1997 and provide that the right to exercise the option in accordance with its terms shall survive the consultant's termination of services. Each option expires on November 30, 2007.

No options were granted under the company's 1998 Stock Option Plan during the fiscal year ending December 31, 2000. No options granted under the Plan were exercised during the fiscal year ended December 31, 2000.

On August 1, 2001, the Board of Directors granted incentive stock options under the 1998 Stock Option Plan to Michael Martindale and Jacob H. Brooks entitling them to purchase an aggregate 360,000 shares of common stock, all of which provide for an exercise price of $5.00 per share, are exercisable immediately and set forth terms consistent with section 422 of the Internal Revenue Code for incentive stock options. Each option expires on July 31, 2011.

Business Consultants Stock Plan

On June 2, 1999, the company created a Business Consultants Stock Plan and reserved 200,000 shares of the company's $.01 par value common stock, which may be issued from time to time to business consultants and advisors who provide bona fide services to the company, provided that such services are not in connection with the offer or sale of securities of the company in a capital raising transaction and do not directly or indirectly promote or maintain a market for the company's securities.

With respect to the actual issuance by the company of shares for services rendered in accordance with the terms of the plan, the per share value of such shares is equal to the closing price for the company's common stock on a date which is one business day immediately prior to the issuance of the shares as quoted in the over-the-counter market (OTCBB).

The company registered the 200,000 shares reserved for issuance under the Business Consultants Stock Plan under the Securities Act of 1933, and the registration statement became effective on June 11, 1999. By virtue of such registration, business consultants, who are not affiliates of the company, may immediately sell such shares in open market transactions without securities law restrictions.

On September 12, 2000, the Board of Directors authorized a 200,000 share increase in the number of shares issuable under the plan. The company filed Form S-8, Registration Statement with the Securities and Exchange Commission which became effective on October 5, 2000 to register the additional 200,000 shares.

For the fiscal year ending December 31, 2000, the company issued 196,259 shares of common stock under the Business Consultants Stock Plan.

In fiscal year 2001 through August 24, 2001, the company has issued 118,119 shares under its Business Consultants Stock Plan for ongoing corporate legal services, services rendered by our chief financial and accounting officer, for patent expenses and for ongoing litigation expenses.

COMMITTEE REPORTS

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board of Directors on April 14, 2000, which is included in this Proxy Statement as Appendix A. During fiscal 2000, the members of the Audit Committee were Herbert H. Dobbs, Morton A. Polster and Lee E. Sawyer.

The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the engagement of an accounting firm to be the company's independent auditors. The independent auditors are responsible for performing an independent audit of the company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee held 2 meetings during the 2000 fiscal year. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee met, reviewed and discussed the audited financial statements of the company for its fiscal year ended December 31, 2001 with management and separately, with the independent auditors.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," relating to the conduct of the audit.

The Audit Committee has received the written disclosures and accompanying letter from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," disclosing to the Audit Committee all relationships between the accountants and the company that may reasonably bear on independence and confirming the accountants' independence. The Audit Committee discussed the issue of independence with the company's independent accountants and received confirmation of such discussion from the independent accountants.

Based upon its review of the audited financial statements and the discussions referred to in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements of the company for its fiscal year ended December 31, 2000 be included in the company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Herbert H. Dobbs, Chairman Morton A. Polster Lee E. Sawyer

The Notice of the annual meeting of shareholders, this Proxy Statement and accompany Proxy Card have been authorized by order of the Board of Directors.

/s/ Morton A. Polster Morton A. Polster, Secretary

TORVEC, INC., 11 POND VIEW DRIVE, PITTSFORD, NY 14534
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2001

The undersigned Shareholder of Torvec, Inc. hereby appoints and constitutes Keith E. Gleasman and Morton A. Polster, and either of them, the proxy or proxies of the undersigned with full power of substitution and revocation, for and in the name of the undersigned to attend the annual meeting of Shareholders of the Company to be held at the Casa Larga Vineyards, 2287 Turk Hill Road, Fairport, New York 14450, on Thursday, October 11, 2001, at 7:00 P.M., local time, and any and all adjournments of said meeting, and to vote all shares of stock of Torvec, Inc., registered in the name of the undersigned and entitled to vote at said meeting upon the matters set forth below.

Management Recommends a VOTE FOR Items 1, 2 and 3.
1.	ELECTION OF DIRECTORS: Election of the directors listed below to serve until the annual meeting of Shareholders in the year 2002 and until their successors are duly elected and qualified.

FOR ALL NOMINEES LISTED BELOW: (EXCEPT AS MARKED TO THE CONTRARY BELOW):

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW:

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name on the list below:

Herbert H. Dobbs   Keith E. Gleasman   Michael Martindale   Jacob H. Brooks   Lee E. Sawyer   Morton A. Polster   James A. Gleasman

2.        APPOINTMENT OF AUDITORS: Ratification of the appointment of Richard A. Eisner & Company, LLP by The Board of Directors as independent auditors for the fiscal year ending December 31, 2001
FOR	AGAINST	ABSTAIN

3.        APPROVE SHARE INCREASE:  Increase the number of shares we can issue under our Business Consultants Stock Plan from 400,000 to 700,000 shares
FOR	AGAINST	ABSTAIN

Torvec, Inc.
Annual Meeting - October 11, 2001
Dated: _________________, 2001
_________________________________
Number of Shares Voted
__________________________________
                 Signature

__________________________________
                 Signature

This Proxy will be voted as specified. If no specification is made, this Proxy will be voted IN FAVOR OF PROPOSALS 1, 2 and 3.	Joint owners should each sign. Executors, trustees, guardians, corporate officers, and other representatives should give title

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                                                                            APPENDIX A

TORVEC, INC.

AUDIT COMMITTEE CHARTER

Effective April 17, 2000
I.	PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to

	(1)	monitoring the quality, reliability and integrity of the Company's external financial reporting process;

	(2)	the adequacy of the Company's internal controls particularly with respect to the Company's compliance with legal and regulatory requirements and corporate policy; and

	(3)	the independence and performance of the Company's independent accountants, who shall be ultimately accountable to the Audit Committee and the Board of Directors.

II.	RESPONSIBILITIES

The Audit Committee's responsibilities shall include:

	o	Subject to shareholder approval, nominating, employing and replacing, the independent accountants to audit the financial statements of the Company;

	o	Reviewing and appraising the audit efforts of the Company's independent accountants;

o

Ensuring that the independent accountants submit, at least annually, to the Audit Committee a formal, written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants. As appropriate, the Audit Committee shall recommend that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of their independence;

o

Reviewing with management and the independent accountants the audited financial statements to be included in the Company's Annual Report on Form 10-K. Such review shall include discussing with the independent accountants those matters required to be discussed under generally accepted auditing standards;

o

Reviewing with management and the independent accountants the Company's financial information to be included in its quarterly reports on Form 10-Q prior to filing such reports with the Securities and Exchange Commission. Such review shall include discussing with the independent accountants those matters required to be discussed under generally accepted auditing standards. The Chair of the Audit Committee, or the Chair's designee, may represent it for the purposes of the review with management and the independent accountants;

	o	Meeting with management periodically to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

o

Providing an open avenue of communication among and individually with the independent accountants, financial and senior management, and the Board of Directors, and taking appropriate actions resulting from this interaction;

	o	Reviewing and assessing the adequacy of this Charter on an annual basis and recommending changes, if any, to the Board of Directors.

III.	COMPOSITION

Effective no later than June 1, 2001, the Audit Committee shall be composed of at least three members, comprised solely of independent directors, each of whom is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee shall have had past employment experience in finance or accounting, or requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Notwithstanding the above, one director who is not independent as defined herein and is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee if the Board of Directors, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is in the best interests of the Company and its shareholders, and provided that the Board discloses in the next Annual Proxy Statement subsequent to such determination the nature of the relationship and the reasons for that determination.

For purposes of Audit Committee composition, the term "independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

o	a director who is employed by the Company or any of its affiliates for the current fiscal year or for any of the past three fiscal years of the Company;

o

a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year other than compensation for Board service, benefits under a tax qualified retirement plan, or non-discretionary compensation;

o

a director who is a member of the immediate family of an individual who is, or has been in any of the past three fiscal years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law and anyone who resides in such person's home;

o

a director who is a partner in, or a controlling shareholder, or an executive officer of any for-profit business organization to which the Company made or from which the Company received payments (other than those arising solely from investments in the Company's securities) that exceed five percent of the Company's or such business organization's consolidated gross revenue or $200,000, whichever is more, in any of the past three fiscal years;

o	a director who is employed as an executive of any other entity where any of the Company's executives serve on that entity's Compensation Committee.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board. The members of the Audit Committee shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise it. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent accountants to attend a meeting of or to meet with any members of, or consultants to, the Audit Committee.

IV.	MEETINGS

The Committee shall meet at least four times annually. As part of its job to foster open communication, the Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

V.	LIMITATION OF DUTIES

While the Audit Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. It is not the duty of the Audit Committee to investigate or resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws, regulations and the Company's Employee Practices Handbook.